EQUIPMENT LEASE

Lessor's Name and Address:			County: ~	Lessees Name and Address:		County: ~
BISON COMMERCIAL LEASING CORP.					SPIRITS MANAGEMENT, INC.

560	BROADHOLLOW ROAD - SUITE 201			780 NEW YORK AVENUE - SUITE A
	MELVILLE NY 11747			HUNTINGTON NY 11743

Attn: -		Phone: (~k) 845-7 700Tax		Attn: BARRY BROOKSTEINPhone: (631) 385-3300
lD#:		FAX:		Tax ID#: ~		Corporate lD#:
-~			( _____

LESSEE: l~J Corporation 0 General Partnership 0 Limited Partnership I 1 DBA					Li Other_,,,_~	H Org. in

QTY		EQUIPMENT DESCRIPTION (Manufacturer, Model No., Serial No., Item)

PLEASE SEE ATTACHED SCHEDIJI~E A

Initial Equipment Location (if different from Lessee's address above):

90 PRATT OVAL			GLEN COVE		NASSAU	NY	11542
Address City			County		State	Zip Code

VENDOR:	ASN VOICE & DATA CORP.
TERM AND RENTAL PAYMENTS: Term ~Q months
Rent Commencement Date ~J___j~.

Rent Payable			Payment Number & Amounts		Advance Payments Received by Lessor

K] Monthly		H Periodic Rent ~Q_~ at s ~		One II Two at $2~O2.iB		~ each
11 Quarterly	[]See	plus	a Final Payment c~ $	To	be applied to: Ii	First Periodic Payment First
	Schedule				and Last Periodic Payment

SALES TAX:	XX Plus Sales Tax		F.] Tax Exempt		(1 Sales Tax Has Been Prepaid

LEASE. By signing below and tendering advance payments to Lessor, Lessee hereby offers to lease from Lessor pursuant to all the provisions set forth in the following pages, the personal property described above together with all substitutions, replacements, repairs, upgrades, additions, accessories, attachments, products and proceeds (the "Equipment") and authorizes Lessor and Assignee to obtain credit reports on Lessee and each proposed Guarantor. Lessor by signing below accepts and hereby leases the Equipment to Lessee. Unless expressly stated otherwise, all references to Lessor shall be deemed to include applicable Assignees of Lessor. Lessee's obligation to pay Rent to Lessor or the Assignee is absolute and unconditional and shall not be subject to any abatement, deferral, reduction, defense, counterclaim, setoff or recoupment for any reason, including without limitation any claim against the manufacturer or loss of possession or use of the Equipment.

ASSIGNMENT AND ACKNOWLEDGMENT. Lessor hereby assigns all its rights in this Loase and the Equipment to M&T Credit Corporation pursuant to the provisions set forth in the Assignment set forth at the end of this Lease. Lessee hereby acknowledges the assignment of the Lease and Equipment to Assignee, and that Assignee is entitled to all rights of the Lessor but does not assume any of the obligations of the Lessor under the Lease. Lessee agrees to pay installments of Periodic Rent plus the Final Payment described above directly to M&T Credit Corporation at the address below. Any provision of the proceeding sentence to the contrary notwithstanding, Lessee shall upon payment in full to M&T Credit Corporation of all amounts due and payable to the complete satisfaclien of M&T Credit Corporation, either pay to the Lessor the purchase price for the Equipment (provided there is a purchase option in effect between the Lessor and the Lessee), or return the Equipment to the Lessor under the terms and conditions set forth in the Lease. Lessee agrees to all provisions on the following pages. THIS LEASE CAN BE AMENDED OR MODIFIED ONLY IN WRITING. THIS LEASE CANNOT BE CANCELLED. Send Payments to: M&T Credit Corporation, Attention: Commercial Loan Operations, P0. Box 1358, Buffalo, New York 14240-1358.

APRIL 10,			02	APRIL 10	02
			~ Acceptedon ~,	_____ -~ ______

LESSEE na d abo
BY(A~Q.~
	/	(It Corporation, President or Vice President should sign and give official Title;
if Partnership, General Partner; if Limited Liability Corporation, Manager)

Accepted
on	GUARANTY. Pursuant to the provisions set forth in the Guaranty set forth at the end of lhis Lease, each guarantor jointly and
7	,/severally guarantees payment and performance of a b art ns which b me due under this Lease
LESSOR named abovd~		~		4/10/02

	Guarantor Name		Titl
e
/

Guarantor S~hature	Date	Guarantor	Date
Signature
BARRY BROOKSTEIN
Guarantor
Name

30. Notices. Notices shall be deemed delivered upon actual receipt by fax or upon deposit in the United States mail postage prepaid directed toAssignee Lessorand Lesà. '~

.attfi~ addresses s9t forth above or in any subsequent written notice to the other parties. Lessee shall immediately notify Assignee and Lessor as provided for herein of~si~i4~ ~ ~. change in the location of the Equtpment or in Lessee's address, name, phone or tax numbers, management, financial condition or form of organization.

31. Joint and Several. If more than one legal person is Lessee of the Equipment or Guarantor of the Lease, each shall be jointly, severally and primarily obligated to pay aN amounts which become due under this Lease. 32. Power to Confess Judgment. Lessee hereby empowers any attorney of any court of record to appear for Lessee and, with or without complaint filed ~ confess judgment, or a series of judgments, against Lessee In favor of AssIgnee or any holder hereof for the entire prIncipal balance of this Lease cii 's.; accrued interest and all other amounts due hereunder, together with costs of suit and an attorney's fee of the greater of ten percent (10%) of such prln~ .~ cipal and Interest or $1,000 added as a reasonable attorney's fee, and for doing so this Lease or a copy veriflecf by affidavit shall be a sufficient warrant. Lessee hereby forever waives and releases all errors in said proceedings and all rights of appeal and all relief from any and all appraisement, stay or exemption laws of any state now in force or hereafter enacted. No single exercise of the foregoing power to confess judgment, or a series of judgments shall be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be Invalid, voidable, or void, but the power shell continue undiminished and it may be exercised from time to time as often as Assignee shall elect until such time as Assignee shall have received payment In full of the debt, interest and costs.

33. Miscelianeous. This Lease constitutes the entire agreement among Lessor, Assignee and Lessee relating to the Lease and Equipment and supersedes all prior deal. irigs. THIS LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE IN WHICIl THE LESSEE IS INCORPORATED AS OF 1'H~ DATE OF THIS LEASE WlThOUT:~ REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS including without limitation UCC Articles 2A and 9as appropriate AND SHALL BE DEEMED EXECUTED AND PEAS FORMED IN THE STATE IN WHICH THE LESSEE IS INCORPORATED AS OF THE DATE OF THIS LEASE and deemed amended to the extent necessary to comply with any inconsistent law. If any provision is nevertheless determined to be invalid by a court of compelent jurisdiction, the remaining provisions shall remain in effect. The captions in this Lease are for convenience only. Neuter gender and singular cases shall be construed as appropriate to the parties. A copy of this Lease kept in the course of Assignee's business may be accepted as Lessor's original assigned to Assignee to perfect Assignee's security interest and may be accepted as best evidence in any action involving this Lease.

34. Business Purpose Statement. Lessee represents and warrants that the debt evidenced hereby arises out of a commercial obligation and an extension of credit for a commercial purpose.

ASSIGNMENT

The assignment on page 1 is made pursuant to a certain Security and Loan Agreement or Dealer or Vendor Agreement between the Lessor named above and Assignee. [.essor hereby assigns to Assignee all of Lessor's rights and remedies but none of its obligations under this Lease, together with the remaining Rent hereunder, Lessor's interest in the Equipment and any and all substitutions, modifications, replacements, additions, accessions, attachments, products and proceeds of the Equipment, excluding: Lessor's right to receive payment by Lessee of either the Purchase Price for the Equipment pursuant to any purchase option in effect between the Lessor and the Lessee; or the right to the return of the Equipment after all payments under the Lease have been made to the complete satisfaction of Assignee. Lessor further assigns all of Lessor's rights under each Guaranty, and all other documents executed in connection with the Lease and the acquisition of the Equipment. The Lease assigned includes all schedules, tables, riders, renewals, extensions and amendments hereto. Lessee admits that such assignment constitutes no material increase in Lessee's duties or risk. Lessee's obli~ gations under the Lease shall constitute a direct, independent and unconditional obligation of Lessee to Assignee. Lessee agrees that Assignee shall have all Lessor's rights, privileges and remedies (whether or not expressly so stated in this Lease) and may exercise them either in its own name or in Lessor's name. Assignee may further assign its interest in the Lease and Equipment without notice to Lessee.

GUARANTY

In consideration of Assignee's financing the purchase of the Equipment, each Guarantor hereby unconditionally, irrevocably and absolutely guarantees, jointly and severally, II re prompt and full payment and performance when due, by acceleration or otherwise, of all Lessee's obligations under the Lease from time to time (the Lease"), without offset or other deduction; consents, without notice, to all acts and omissions that would or might otherwise impair or affect this Guaranty or on which this Guaranty might be conditioned including without limitation extension or modification of the Lease, replacement or release of any of the Equipment, and exercise or delay in exercise or waiver of any right or remedy of Assignee; and agrees to pay on demand each cost and expense of Assignee in enforcing this Guaranty including without limitation attorneys' fees (including infernal counsel's fees) and disbursements. This is a guaranty of payment not collection. The Assignee need not exhaust its remedies against any other obligor or guaranfor or resort to the Equipment before enforcing this Guaranty. Guarantor also waives presentment, demand for payment, protest, and notice of dishonor, protest and non-payment. if ny am unt paid Assignee un er the Lease must be returned pursuant to any bankruptcy law, this Guaranty shall be automatically reinstated until all Lessees obligations to ~ i II. Guaranty shall be governed by the internal laws of the state in which the Lessee is incorporated as of the date :f this Lease.

Guarantor Signature BARRY BROOKSTEIN			Guarantor Signature

ACKNOWLEDGMENT
STATE OF ~ ~		---~--
SS:
COUNTY OF _____ -		~ _~.
On the	day of	in the year 20_	, before me personally came __________ -.

to me known and known to me to be the person(s) described in and who executed the above instrument, and ~he (they jointly and severally) acknowledged to me that _he (they) executed the same.

WITNESS my hand and seal the day and year aforesaid.
Notary Public
My Commission Expires:
STATE OF	~
SS:
COUNTY OF		~
On the	day of ~ .	in the year 20 __, before me personally came

to me known and known to me to be the person(s) described in and who executed the above instrument, and _he (they jointly and severally) acknowledged to me that .,_.he (they) executed the same.

DSI.oo9 (7/01)

WITNESS my hand and seal the day and year aforesaid.

FOR M&T CREDIT CORPORATION USE ONLY Authorization Confirmed:

Notary Public My Commission Expires:
Signature
DSi-009 (7/01)

OPTIONS OF' LESSEE $1.00 PURCHASE OPTION

Lease # between Bison Commercial Leasing Corp~,Lessor

And____Spirits Management Inc. ,Lessee. (full legal name of Lessee)

Provided the Lease has not terminated early and no event of default under the Lease has occurred and Is continued. Lessee shall have the following options:

PURCHASE EQUIPMENT FOR $1.00
OR
RETURN EQUIPMENT TO LESSOR

Signature
DSi-009 (7/01)

Dec ~2 03 O5:O5p

EQUIPMENT SCHEDULE "A"

LEASE# 012436

I Iris Equipnienit Scirodule "A" is to ho attached to ~rrcl become fiart of that Schedule of t.oaqel Fqrriprn~rrt dated AprIl 10 , 2002

APRIL 10,	2t.tJ~	by and between the undersigned nml
flISON COMMERCIAL LEASING CORP.	(Lessorl.
Q'~.
HESCIIII' liON		MOl)i~LNO.~ ~SI~1~1ALN0.
Vendor: ASN VOICE & DATA
CORP. 130 PRATT OVAL
GLEN COVE NY 11542	(10) SEAT	WORKsTA'rIoN DESK

(3)	DRAWER FiLING CABINETS

(2)	DRAWER FILING CABINE'I'S

(4)	DRAWER FiLING CABINETS

EXECUTIVE DESKS - MAHOGANY WI~1' Ii CREDENZA ANt) HtJ'I'Cfl GREY EXECUTIVE CHAIRS (10) FORMICA WOOD L-SIIAPED DESKS

4 SHELF BOOKCASES PRESENTATION TV

L-SUAPED BOOKCASE DESK

CONFERENCE ROOM PREsEN'FA'rloN BOARD -WOOD BLACK 2 I)RAWER LOCKER

CON FER.ENCE CART FORM I CA PARSOII TABLES WOOl) ROLLING FILE CARTS

CANON FAX MACHINE SN: 34409 XEROX FAX MACHINE SN: 30001011() RT.COII FAX MACHINE SN: 60600087

BROTHERS PRINTER FAX SN:U56362E09822816 EXECUTIVE Ill-BACK LEATHER ChAiRS GRAY FOMLCA I)1SPLAY UN1'l' EXECUTiVE MAHOGANY SECRETARIAL I)ESKS LEATHER ARMEI) CIIA IRS

CUSTOM FORMiCA CORNER S'I'ANDS

ibis EquIpment Schedule "A" is i~eiei,y verified as correct iry the undersIgned Lessee, who acknowledges receipt of a copy. Lessee: SPIRITS MANAGEMENT, INC.

SIgnature:(~~ ~ ~ 1") ~J3arry~.Brookstein

N:\MANDOC\ORIGINAL~S.DOCCODE: 0305

Dec ~2 03 O5 :O5 p
	Compan				G.O.F. No.
	y				(_~12b[
10-4
REF.	lease prOceeds Spirits Nngt #80626DATE
	,.: :					.yI
	: ~ ,~¼'-	'r			4/l5/02~~
ORDEROF.
	ASN Voice & Data	-	'~ -1		r~ s-'-
Corp
				- . --	" ~ ~*5o0(J1300*~

IGNATURES REQUIRED ON~

	11?L ~? 2~O" ':o 2			S6.'nL,2L L1l
2OOOOL.~i:
c~L

litle: ~...PresIdenL

Dec ~2 03 O5 :O5 p

130	PRATT OVAL	DATE	INVOICE #
GLEN COVE, NY 11542			04/09/2002
516 674-4600 * 516 676-2420		80626
.I.fl VOICE

BILL TO		JOB LOCATION

Bison Commercial		Spirits Management
Leasing		90 Pratt Oval
560 Broadhollow Road		Glen Cove, NY 11542
Suite 201
Melville, NY 11747

vvJur~.rr	I ~

litle: ~...PresIdenL